Exhibit 10.1

RESIGNATION FROM
THE BOARD OF DIRECTORS
OF
WHITE FOX VENTURES INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on 12th August, 2016;

The Board Members who were present for this meeting & took active part therein were:

SHINSUKE NAKANO
TAKEHIRO ABE
SETH SHAW

WHEREAS there has been presented to and considered by this meeting a Motion that I, SETH SHAW formally RESIGN my position as Interim CFO and Board Member and renounce all further corporate designation or affiliation with Cannabics Pharmaceuticals Inc.

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN, and sever any and all officials ties, duties, obligations or liabilities regarding White Fox Ventures Inc. and, by affixing, my signature hereto, officially as my last corporate act, DO HEREBY RESIGN.

DATED:  12th August, 2016

_____________________
Seth Shaw